EV Energy Partners Announces Closing of Common Unit Offering and Exercise of Over-Allotment Option

HOUSTON, TX — (MARKET WIRE) – 03/09/11 — EV Energy Partners, L.P. (NASDAQ: EVEP) today announced the closing of its previously announced public offering of 3,000,000 common units at $44.42 per unit.  The underwriters of the Partnership’s common unit offering exercised in full their option to purchase an additional 450,000 common units at $44.42 per unit.

The Partnership intends to use the net proceeds of approximately $149.9 million from the 3,450,000 common unit offering, after deducting the underwriting discounts and commissions and estimated offering expenses, and including the Partnership’s general partner’s proportionate capital contribution, to repay indebtedness under its existing revolving credit facility.

RBC Capital Markets, Citi, Credit Suisse, J.P. Morgan, Raymond James and Wells Fargo will act as joint book-running managers of the underwritten offering.  This offering of common units will be made only by means of a prospectus supplement and the accompanying base prospectus, copies of which may be obtained from:

RBC Capital Markets, LLC
Attn:  Equity Syndicate
Three World Financial Center
200 Vesey Street, 8th Floor
New York, New York  10281
Telephone:  (877) 822-4089

Citigroup Global Markets Inc.
Attn:  Prospectus Department
Brooklyn Army Terminal
140 58th Street, 8th Floor
Brooklyn, New York  11220
Email:  batprospectusdept@citi.com
Telephone:  (800) 831-9146

Credit Suisse Securities (USA) LLC
One Madison Avenue
New York, New York  10010
Attn: Prospectus Department
Telephone:  (800) 221-1037

J.P. Morgan Securities LLC
via Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, New York  11717
Telephone:  (866) 803-9204

Raymond James & Associates, Inc
Attn:  Equity Syndicate
880 Carillon Parkway
St. Petersburg, Florida  33716
Telephone:  (800) 248-8863

Wells Fargo Securities, LLC
Attn:  Equity Syndicate Dept.
375 Park Avenue
New York, New York  10152
Email:  equity.syndicate@wellsfargo.com
Telephone:  (800) 326-5897

An electronic copy of the preliminary prospectus supplement and accompanying base prospectus may also be obtained at no charge at the Securities and Exchange Commission's website at www.sec.gov.

EV Energy Partners, L.P., is a master limited partnership engaged in acquiring, producing and developing oil and gas properties.

(code #: EVEP/G)

The common units are being offered pursuant to an effective registration statement that the Partnership previously filed with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the common units or any other securities, nor shall there be any sale of the common units or any other securities in any state or jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities law in such state or jurisdiction.

This press release includes forward-looking statements. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements, including statements regarding closing of the offering and the use of proceeds of the offering. These statements reflect the Partnership’s expectations or forecasts based on assumptions made by the Partnership. These statements are subject to risks including those relating to market conditions, financial performance and results, prices and demand for natural gas and oil and other important factors that could cause actual results to differ materially from our forward looking statements. These risks are further described in the Partnership’s reports filed with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

EV Energy Partners, L.P., Houston
Michael E. Mercer
713-651-1144
http://www.evenergypartners.com